                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                         ERCE HYDRO SERVICES CORPORATION

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

1.       The name of the corporation is ERCE Hydro Services Corporation.

2.       The text of each amendment adopted is:

______
______.

         ONE: The name of the corporation is Ogden Hydro Operations, Inc.

3.       The corporation is a for-profit corporation.

4. The manner (if not set forth in the amendment for implementation of any exchange, reclassification, or cancellation of issued shares is as follows:

5. The amendment was duly adopted on December 11, 1991 by (the shareholders).

[NOTE: Please strike the choices which do not apply to this amendment.]

6. If the amendment is not to be effective when these articles arc filed by the Secretary of State, the date/time it will be effective is

January 1, 1992 (date) 12:01 AM (time),

[NOTE: The delayed effective date shall not be later than the 90th day after the date this document is filed by the Secretary of State.]

December 11, 1991                             ERCE Hydro Services
Corporation
Signature Date                                Name of Corporation

Secretary                                     /s/Sharon G. Province
--------------------------                    ----------------------------------
Signer's Capacity                             Signature

                                              Sharon G. Province
                                              ----------------------------------
                                              Name (typed or printed)

State of Tennessee                                           For Office Use Only
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243

                              ARTICLES OF AMENDMENT
                                 TO THE CHARTER
                                  (For-Profit)

CORPORATE CONTROL NUMBER (IF KNOWN) 223406

PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS CORPORATION ACT. THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

1.       PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS OF RECORD:

         Ogden Hydro Operations, Inc.

         IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

         Covanta Hydro Operations, Inc.

2.       PLEASE MARK THE BLOCK THAT APPLIES:

[X] AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.

[ ] AMENDMENT IS TO BE EFFECTIVE, _____________________ (MONTH, DAY, YEAR)

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE OF THIS DOCUMENT IS FILED) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

3.       PLEASE INSERT ANY CHANGES THAT APPLY

The new name is Covanta Hydro Operations, Inc.

[NOTE: IF CHANGING THE PRINCIPAL OR REGISTERED AGENT ADDRESS, A COMPLETE STREET ADDRESS, INCLUDING CITY, STATE, ZIP CODE AND COUNTY MUST BE PROVIDED.]

4.       THE CORPORATION IS FOR PROFIT.

5. THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS FOLLOWS:

N/A

6. THE AMENDMENT WAS DULY ADOPTED ON February 28, 2001 (MONTH, DAY, YEAR) BY (Please mark the block that applies):

[ ]  THE INCORPORATORS WITHOUT SHAREHOLDER ACTION, AS SUCH WAS NOT REQUIRED.

[ ]  THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH WAS NOT
     REQUIRED.

THE SHAREHOLDERS

  Ass. Secretary                               /s/ Patricia Collins
-----------------------                        ---------------------------
SIGNER'S CAPACITY                              SIGNATURE

  March 12, 2001                               Patricia Collins
-----------------------                        ---------------------------
DATE                                           NAME OF SIGNER (TYPED OR PRINTED)